Execution Version
AMENDMENT NO. 1
TO AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO 1. TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 4, 2023 (this “Amendment”), is entered into by and between Acutus Medical, Inc. (the “Borrower”) and the Lenders party hereto, and acknowledged by Wilmington Trust, National Association, as Administrative Agent.
WHEREAS, Borrower, the Lenders and Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of June 30, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and Wilmington Trust, National Association, as the Administrative Agent.
WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in certain respects, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
2.Amendment to Credit Agreement. Subject to satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order thereto:
“First Amendment Effective Date” means August 4, 2023.
“Minimum Liquidity Increase Date” is defined in Section 8.4.
(b)Section 8.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
SECTION 8.4. Minimum Liquidity. The Liquidity of the Borrower shall not be less than (i) from and after the First Amendment Effective Date until immediately prior to the date that is eighteen (18) months after the First Amendment Effective Date (the “Minimum Liquidity Increase Date”), $5,000,000 and (ii) from and after the Minimum Liquidity Increase Date, $20,000,000; provided, that if, after the First Amendment Effective Date, the Borrower has prepaid the Amendment and Restatement Term Loans pursuant to Section 3.2(a) and/or Section 3.2(b) of this Agreement in an aggregate principal amount of not less than $10,000,000 (together with any Prepayment Premium, Exit Fee and other amounts required to be paid with any such prepayment), then, from and after the Minimum Liquidity Increase Date, the Liquidity of the Borrower shall be not less than $10,000,000 (rather than $20,000,000).
3.Consent Fee. The Borrower agrees to pay to Administrative Agent, for the ratable benefit of each consenting Lender party hereto, a consent fee (the “Consent Fee”) equal to $175,000, which Consent Fee shall be earned as of the First Amendment Effective Date and due and payable in its entirety on the earlier to occur of (i) the date on which the first amortization pursuant to Section 3.2(d) of the Credit Agreement is made or required to be made by the Borrower on and after the First Amendment Effective Date and (ii) the date on which the Borrower has prepaid or repaid a portion of the unpaid principal amount of the Loans pursuant to Section 3.2(a) of the Credit Agreement on and after the First
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Amendment Effective Date, and distributed by Administrative Agent to the Lenders party hereto on a pro rata basis (calculated based on the respective amount of Loans of each such Lender as of the First Amendment Effective Date) on such earlier date. The Consent Fee shall be paid in U.S. dollars and in immediately available funds. Each Lender shall have the right to allocate, in whole or in part, to any of its affiliates any of the Consent Fee payable to it pursuant hereto in such manner as such Lender determines in its sole discretion.
4.Conditions. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent (the date of satisfaction or waiver of all such conditions precedent hereunder shall be referred to herein as the “First Amendment Effective Date”):
(a)the execution and delivery of this Amendment by the Borrower and the Lenders constituting Required Lenders, and acknowledged by the Administrative Agent;
(b)the Borrower shall have paid any other outstanding fees and expenses owing to Administrative Agent and the Lenders, including legal fees and expenses of legal counsel, in each case, to the extent required to be reimbursed pursuant to Section 10.4(b) of the Credit Agreement, including, for the avoidance of doubt, legal fees incurred by the Lenders and their Affiliates in connection with the negotiation, execution and delivery of this Amendment;
(c)the Lenders’ receipt of a duly and fully executed copy of a Patent Security Agreement; and
(d)the representations and warranties in Section 5 hereof being true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects) as of the date hereof; provided, however that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects) as of such date; and
(e)no Default or Event of Default shall have occurred and be continuing.
5.Representations and Warranties. The Borrower hereby represents and warrants that (a) the Borrower has duly executed this Amendment, and execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate or organizational action, and do not contravene the Borrower’s Organic Documents, any court decree or order binding on or affecting it or any Law or regulation binding on or affecting it and this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by principles of equity), (b) the representations and warranties of the Borrower set forth in the Credit Agreement are, in each case, true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects) as of the date hereof; provided, however that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects) as of such date, (c) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, (d) the execution, delivery and performance by the Borrower of this Amendment will not result in a default under any material contract, agreement, or instrument binding on or affecting the Borrower or any Subsidiary and (e) except as required by Section 11, no authorization, approval, clearance or other action by, and no notice to or filing with, any

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Governmental Authority or other Person (other than those that have been, or on the Amendment and Restatement Closing Date will be, duly obtained or made and which are, or on the Amendment and Restatement Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower or any Subsidiary of this Amendment or any Credit Document to which it is a party.
6.Post-Closing Covenants and Representations. (a) Notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, the Borrower (i) shall deliver, or cause to be delivered, to Administrative Agent, no later than ten (10) days after the date hereof (or such later date as agreed to by the Required Lenders in their sole discretion), a duly and fully executed copy of a Perfection Certificate and (ii) use commercially reasonable efforts to deliver, or cause to be delivered, to Administrative Agent, an account control agreement for each account (other than Excluded Accounts) maintained by the Borrower at Bank of America, N.A., in each case, in form and substance reasonably satisfactory to Administrative Agent. Failure by the Borrower to comply with the covenants set forth in this Section 6(a) shall result in an immediate Event of Default under the Credit Agreement.
(b) The Borrower represents, warrants, covenants and agrees that the Perfection Certificate to be delivered pursuant to Section 6(a)(i) above will not contain or reflect, and the delivery thereof shall not constitute disclosure to any Lender (or any of their respective Affiliates, attorneys, agents or representatives) of, material nonpublic information regarding the Borrower and its Subsidiaries, their respective Capital Securities, any of their respective Affiliates or any other Person.  Neither any Lender nor any of their respective Affiliates, attorneys, agents or representatives shall have any duty of trust or confidence with respect to, or any obligation not to trade in any securities while aware of, any information possessed by any Lender (or any of their respective Affiliates, attorneys, agents or representatives) as a result of any breach or violation of any representation, covenant or agreement set forth in this paragraph.  For the avoidance of doubt, nothing contained in this Amendment shall in any way limit, or be deemed a waiver of, the obligations of the Borrower or any other Loan Party under Section 7.14 of the Credit Agreement.
7.Reaffirmation. The Borrower as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which the Borrower grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and, (ii) to the extent the Borrower granted Liens on or security interests in any of its property pursuant to any such Loan Document as security for the Obligations of the Borrower under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Borrower consents to this Amendment and acknowledges that the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations..
8.References to Credit Agreement. From and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified hereby, and this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
9.Counterparts; Electronic Signatures. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a

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manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature” and words of like import herein or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
10.Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
11.Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
12.Disclosure. At or prior to the fourth Business Day following the date hereof, the Borrower shall file with the SEC a Form 8-K or Form 10-Q describing the transactions contemplated by this Amendment, and including as an Exhibit to such Form 8-K or Form 10-Q this Amendment (including the schedules and exhibits hereto), without any redactions.
13.General Release. In consideration of, among other things, the Lenders’ execution and delivery of this Amendment, Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against Administrative Agent or any or all Lenders in any capacity and each of their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the First Amendment Effective Date, that relate to, arise out of or otherwise are in connection with any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith through the date of this Amendment. The receipt by Borrower of any Loans or other financial accommodations made by any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Amendment, Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges

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that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and payment in full of the Obligations. Borrower hereby agrees that it shall be obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of Borrower or any of its Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Loan Documents, this Amendment or any other document executed and/or delivered in connection herewith or therewith prior to the date of this Amendment; provided, that Borrower shall have no obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as determined by a final non-appealable order of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under Applicable Law. The foregoing indemnity shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and the payment in full of the Obligations.
14.    Agent Authorization. Each of the Lenders hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ACUTUS MEDICAL, INC., as the Borrower

By: _________________________________
Name:
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

DEERFIELD PARTNERS, L.P.
By: Deerfield Mgmt, L.P., its General Partner By: J.E. Flynn Capital, LLC, its General Partner
By: _________________________________
Name:
Title:

DEERFIELD PRIVATE DESIGN FUND III, L.P.
By: Deerfield Mgmt, L.P., its General Partner By: J.E. Flynn Capital, LLC, its General Partner

By: _________________________________
Name:
Title:
[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Acknowledged by:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Administrative Agent

By: _________________________________ Name: Title:
[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]